UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2021

Item 1:	Report to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2021

Table of Contents

1	A Letter to Shareholders

6	Investment Comparison

7	Information About Your Fund’s Expenses and Holdings Presented by Sector

10	Schedule of Investments

14	Statement of Assets and Liabilities

16	Statement of Operations

17	Statements of Changes in Net Assets

18	Financial Highlights

22	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information to Shareholders

Lord Abbett Affiliated Fund Annual Report

For the fiscal year ended October 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg Director, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Affiliated Fund for the fiscal year ended October 31, 2021. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Director, President and Chief Executive Officer

For the fiscal year ended October 31, 2021, the Fund returned 40.76%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 43.76% over the same period.

The trailing twelve-month period was primarily a story of the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of COVID-19. The S&P 500® Index2 and the tech-heavy Nasdaq returned 42.91% and 42.99%, respectively. Small cap stocks outperformed large cap stocks (50.80% vs.

43.51%), while value outperformed growth (44.97% vs. 42.81%).

Following volatility throughout the fall of 2020, markets rallied in November with the Dow Jones Industrial Average having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow-up data concluded that the efficacy rate for the vaccine was 95%. Following the Pfizer/BioNTech announcement,

Moderna announced that its COVID-19 vaccine was 94.5% effective, and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks.

To start the new year, various factors impacted markets, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical and value rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff elections. As such, value outperformed growth during the first quarter by the largest margin in two decades. Overall, the S&P 500® Index reported growth in earnings of 52% during the first quarter of 2021.

Inflation fears and renewed concerns over variants of the coronavirus did little to slow the market down during the second quarter of 2021, as the S&P 500® Index and Nasdaq returned 8.55% and 9.68%, respectively, with both indexes breaching all-time highs. After lagging meaningfully since the announcement of the vaccine news, growth outperformed value during the quarter. Second quarter reported earnings were even stronger than the first quarter, with the blended growth rate for the S&P 500® Index at 88%, which was the highest year-over-year growth since fourth quarter of 2009. In aggregate, companies were reporting earnings 17.1% ahead of consensus in the second quarter, the fourth highest on record, and revenues 4.9% ahead of consensus, the highest on record.

The bullish narrative continued into the start of the third quarter. For most of July and August, investor focus was largely centered around themes, such as a central bank liquidity tailwind, continued vaccine progress, upside in corporate earnings surprises, and reopening momentum. However, U.S. markets were met with increasing headwinds toward the latter half of the quarter, which included the increased spread of the Delta variant, rising concerns over supply chain and input price pressures on corporate earnings. This was reflected by consumer prices rising 5.4% year-over-year, in both June and July (the fastest pace since August 2008). Inflation maintained its record pace in August as consumer prices rose 5.3% year-over-year, albeit below economist expectations for the month. Uncertainty around the U.S. Federal Reserve (the “Fed”) tapering presented additional headwinds to the market. Toward the end of the third quarter, the Fed indicated that a reduction in its $120 billion per month asset-purchase plan might soon be warranted. U.S. markets were also affected by negative headlines overseas, most notably China’s regulatory crackdown on the private education and technology sectors and broad worries about a default by Chinese real estate developer Evergrande. These headwinds culminated in a volatile

September, with all major U.S. indices finishing in negative territory. Specifically, the S&P 500® Index snapped a streak of seven consecutive months of positive returns and had its worst performing month since March 2020.

The U.S. equity market started the fourth quarter strong as all major indices exhibited positive performance and reached record highs. Both the S&P 500® Index and the Nasdaq Composite returned over 7% in October, with the Dow Jones Industrial Average posting a return of 5.93%. This followed four straight weeks of gains for each index, as there were more tailwinds than headwinds, which pushed stocks generally higher throughout October. Strong consumer demand, underpinned by robust corporate and consumer balance sheets, has helped keep operating leverage and margins elevated for corporations, despite increased supply chain and input price pressures. The bullish narrative in U.S. markets has also been driven by the continued trend of outsized inflows, a decline in Delta variant cases and a pickup in expectations for additional fiscal stimulus. However, areas of concern continued to revolve around the shift in the transient versus persistent inflation debate and dampened earnings revision momentum.

Over the 12-month period ending October 31, 2021, security selection within industrials and energy detracted most from relative performance. Within the industrials sector, FedEx Corp., a transportation company, detracted most from relative performance. The company experienced a significant increase in costs during the second half of 2021. This was largely attributed to labor market disruptions, including a shortage of workers and higher labor costs. Additionally, the Fund’s allocation to Stanley Black & Decker Inc., a manufacturer of industrial tools and household hardware products, detracted from relative performance as supply chain constraints began to impact margins. Specifically, inflation of steel and transit costs worsened to the point that margin guidance had to be trimmed nearly 1%. Within the energy sector, Chevron Corp., an American multinational energy company, detracted most from relative performance. Shares of Chevron lagged the broader energy sector over the course of 2021, primarily due to the company’s inability to address environmental concerns related to the Scope 3 emissions (indirect Greenhouse Gas emissions) created by the use of its product. The company plans to put $10 billion into low-carbon projects by 2028, which is significantly less than what European oil companies have committed.

Conversely, stock selection within financials and information technology contributed to relative outperformance during the period. Within the financials sector, Morgan Stanley, an American multinational investment bank, contributed most to relative performance. Shares of Morgan Stanley rose throughout the year as financials benefitted from a healthy consumer and rising rates. Additionally, the company continued to experience positive idiosyncratic trends within nearly every business line. This included growing market share in the institutional trading business and growing assets and loan balances within both the global wealth management and investment management businesses. Within the information technology sector, Microsoft Corp., a technology corporation which produces computer software, consumer electronics, personal computers, and related services, contributed to relative performance. Shares rose after the company announced that it had agreed to acquire Nuance Communications, a computer software company. The acquisition was viewed positively as it should position Microsoft well within cloud space and specifically within its healthcare cloud initiatives. Additionally, shares rallied after the company’s fiscal third quarter earnings beat expectations and revenue guidance was $1 billion above consensus. Lastly, the portfolio’s holding of Lam Research Corporation, a semiconductor equipment supplier, aided relative performance over the period. The stock rallied in early April as several companies announced increases in capital expenditures guidance. We believe this was seen as a sign of strong memory spending trends in the upcoming years.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index and the Lipper Equity Income Funds Average, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2021

	1 Year	5 Years	10 Years	Life of Class
Class A4	32.67%	10.61%	11.47%	–
Class C5	38.66%	11.09%	11.31%	–
Class F6	40.93%	12.12%	12.32%	–
Class F3[7]	41.14%	–	–	10.58%
Class I6	41.14%	12.20%	12.42%	–
Class P6	40.39%	11.77%	12.05%	–
Class R2[6]	40.18%	11.55%	11.76%	–
Class R3[6]	40.40%	11.67%	11.89%	–
Class R4[8]	40.74%	11.94%	–	10.12%
Class R5[8]	41.10%	12.21%	–	10.39%
Class R6[8]	41.17%	12.30%	–	10.48%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Source: Lipper Inc. The performance of the average is not necessarily representative of the Fund’s performance.

4    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2021, is calculated using the SEC-required uniform method to compute such return.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Performance is at net asset value.

7    Commenced operations and performance for the class began on April 4, 2017. Performance is at net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2021 through October 31, 2021).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/21 – 10/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/21	10/31/21	5/1/21 - 10/31/21
Class A
Actual	$1,000.00	$1,072.20	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class C
Actual	$1,000.00	$1,068.40	$7.61
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	$7.43
Class F
Actual	$1,000.00	$1,073.00	$2.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.38	$2.85
Class F3
Actual	$1,000.00	$1,073.70	$1.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.29	$1.94
Class I
Actual	$1,000.00	$1,073.80	$2.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.89	$2.35
Class P
Actual	$1,000.00	$1,070.80	$4.75
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.62	$4.63
Class R2
Actual	$1,000.00	$1,070.30	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40
Class R3
Actual	$1,000.00	$1,070.90	$5.01
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.37	$4.89
Class R4
Actual	$1,000.00	$1,072.40	$3.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.63	$3.62
Class R5
Actual	$1,000.00	$1,073.10	$2.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.89	$2.35
Class R6
Actual	$1,000.00	$1,073.70	$1.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.29	$1.94

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.71% for Class A, 1.46% for Class C, 0.56% for Class F, 0.38% for Class F3, 0.46% for Class I, 0.91% for Class P, 1.06% for Class R2, 0.96% for Class R3, 0.71% for Class R4, 0.46% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2021

Sector*	%**
Communication Services	1.91%
Consumer Discretionary	9.55%
Consumer Staples	4.51%
Energy	9.86%
Financials	26.47%
Health Care	14.31%
Industrials	14.97%
Information Technology	8.71%
Materials	4.99%
Real Estate Investment Trusts	4.16%
Repurchase Agreements	0.56%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2021

Investments	Shares		Fair Value (000)
LONG-TERM INVESTMENTS 99.13%

COMMON STOCKS 93.85%

Aerospace & Defense 5.09%
Airbus SE*(a)	EUR	475,251	$60,966
Northrop Grumman Corp.		360,900	128,921
Raytheon Technologies Corp.		1,649,257	146,553
Total			336,440

Auto Components 0.45%
Lear Corp.		174,400	29,971

Banks 8.44%
Bank of America Corp.		2,378,300	113,635
CIT Group, Inc.		1,732,700	85,821
Citizens Financial Group, Inc.		646,800	30,645
JPMorgan Chase & Co.		1,235,542	209,906
Western Alliance Bancorp		1,016,600	118,017
Total			558,024

Beverages 1.56%
Coca-Cola Co. (The)		1,827,000	102,988

Biotechnology 2.48%
AbbVie, Inc.		1,427,800	163,726

Building Products 0.59%
Trane Technologies plc (Ireland)(b)		216,400	39,153

Capital Markets 10.57%
Ameriprise Financial, Inc.		546,100	164,993
BlackRock, Inc.		124,600	117,555
Cboe Global Markets, Inc.		706,433	93,207
KKR & Co., Inc.		1,467,900	116,948
Morgan Stanley		2,005,600	206,135
Total			698,838

Chemicals 2.50%
Air Products & Chemicals, Inc.		267,500	80,199
Ecolab, Inc.		144,900	32,200
Valvoline, Inc.		1,555,000	52,808
Total			165,207
Investments	Shares	Fair Value (000)
Consumer Finance 2.88%
Ally Financial, Inc.	2,627,700	$125,447
Discover Financial Services	575,205	65,182
Total		190,629

Containers & Packaging 1.68%
Avery Dennison Corp.	510,100	111,059

Entertainment 0.48%
Walt Disney Co. (The)*	186,600	31,548

Equity Real Estate Investment Trusts 4.14%
Alexandria Real Estate Equities, Inc.	473,500	96,660
Crown Castle International Corp.	257,700	46,463
Prologis, Inc.	902,300	130,798
Total		273,921

Food & Staples Retailing 1.98%
Sysco Corp.	1,007,600	77,484
Walmart, Inc.	357,500	53,418
Total		130,902

Health Care Equipment & Supplies 2.39%
Abbott Laboratories	622,200	80,195
Medtronic plc (Ireland)(b)	650,300	77,945
Total		158,140

Health Care Providers & Services 3.11%
UnitedHealth Group, Inc.	446,600	205,646

Hotels, Restaurants & Leisure 2.05%
Hilton Worldwide Holdings, Inc.*	512,100	73,717
Starbucks Corp.	583,400	61,881
Total		135,598

Household Products 0.96%
Procter & Gamble Co. (The)	443,700	63,445

Industrial Conglomerates 2.23%
Honeywell International, Inc.	672,700	147,066

10	See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2021

Investments	Shares	Fair Value (000)
Information Technology Services 1.53%
Accenture plc Class A (Ireland)(b)	282,290	$101,283

Insurance 4.06%
American Financial Corp, Inc./OH	832,000	113,185
Chubb Ltd. (Switzerland)(b)	235,200	45,954
Fidelity National Financial, Inc.	2,272,100	108,856
Total		267,995

Life Sciences Tools & Services 1.32%
Agilent Technologies, Inc.	553,000	87,092

Machinery 3.61%
Dover Corp.	699,900	118,339
Illinois Tool Works, Inc.	284,200	64,760
Stanley Black & Decker, Inc.	308,600	55,465
Total		238,564

Media 1.43%
Comcast Corp. Class A	1,833,200	94,281

Metals & Mining 0.79%
Reliance Steel & Aluminum Co.	356,100	52,048

Mortgage Real Estate Investment Trust 0.44%
Starwood Property Trust, Inc.	1,139,800	29,031

Multi-Line Retail 1.48%
Dollar General Corp.	167,700	37,149
Target Corp.	233,237	60,553
Total		97,702

Oil, Gas & Consumable Fuels 6.82%
Chevron Corp.	1,171,632	134,140
Marathon Petroleum Corp.	2,816,900	185,718
Royal Dutch Shell plc Class A ADR	2,856,800	131,185
Total		451,043
Investments	Shares		Fair Value (000)
Pharmaceuticals 2.70%
Eli Lilly & Co.		400,500	$102,031
Pfizer, Inc.		1,750,058	76,548
Total			178,579

Road & Rail 3.41%
Norfolk Southern Corp.		378,900	111,036
Union Pacific Corp.		474,800	114,617
Total			225,653

Semiconductors & Semiconductor Equipment 3.16%
Analog Devices, Inc.		194,700	33,779
Lam Research Corp.		89,700	50,552
Texas Instruments, Inc.		663,300	124,355
Total			208,686

Software 3.66%
Microsoft Corp.		729,400	241,884

Specialty Retail 4.99%
Home Depot, Inc. (The)		328,300	122,042
Lowe’s Cos., Inc.		438,800	102,600
TJX Cos., Inc. (The)		514,000	33,662
Williams-Sonoma, Inc.		386,200	71,729
Total			330,033

Technology Hardware, Storage & Peripherals 0.33%
Samsung Electronics Co. Ltd.(a)	KRW	366,231	21,927

Textiles, Apparel & Luxury Goods 0.54%
LVMH Moet Hennessy Louis Vuitton SE(a)	EUR	45,593	35,750
Total Common Stocks (cost $4,719,640,492)			6,203,852

See Notes to Financial Statements.	11

Schedule of Investments (continued)

October 31, 2021

Investments	Shares	Fair Value (000)
CONVERTIBLE PREFERRED STOCKS 5.28%

Electric: Utilities 3.01%
NextEra Energy, Inc.(c)	3,627,900	$198,809

Health Care Equipment & Supplies 2.27%
Danaher Corp.(d)	72,126	150,401
Total Convertible Preferred Stocks (cost $292,549,170)		349,210
Total Long-Term Investments (cost $5,012,189,662)		6,553,062
Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 0.56%

Repurchase Agreements 0.56%
Repurchase Agreement dated 10/29/2021, 0.00% due 11/1/2021 with Fixed Income Clearing Corp. collateralized by $9,520,200 of U.S. Treasury Note at 0.50% due 10/31/2027; $30,249,200 of U.S. Treasury Note at 0.375% due 09/30/2027; value: $37,719,171; proceeds: $36,979,501 (cost $36,979,501)	$36,980	$36,980
Total Investments in Securities 99.69% (cost $5,049,169,163)		6,590,042
Other Assets and Liabilities – Net(e) 0.31%		20,204
Net Assets 100.00%		$6,610,246
ADR	American Depositary Receipt.
EUR	Euro.
KRW	South Korean Won.

*	Non-income producing security.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	The security has a dividend rate of 6.22%.
(d)	The security has a dividend rate of 4.75%.
(e)	Other Assets and Liabilities - Net include net unrealized appreciation on futures contracts as follows:

12	See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2021

Open Futures Contracts at October 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	December 2021	121	Long	$26,665,380	$27,811,850	$1,146,470

The following is a summary of the inputs used as of October 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Long-Term Investments
Common Stocks
Aerospace & Defense	$275,474	$60,966	$–	$336,440
Technology Hardware, Storage & Peripherals	–	21,927	–	21,927
Textiles, Apparel & Luxury Goods	–	35,750	–	35,750
Remaining Industries	5,809,735	–	–	5,809,735
Convertible Preferred Stocks	349,210	–	–	349,210
Short-Term Investments
Repurchase Agreements	–	36,980	–	36,980
Total	$6,434,419	$155,623	$–	$6,590,042
Other Financial Instruments
Futures Contracts
Assets	$1,146	$–	$–	$1,146
Liabilities	–	–	–	–
Total	$1,146	$–	$–	$1,146

(1)	Refer to Note 2(i) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	13

Statement of Assets and Liabilities

October 31, 2021

ASSETS:
Investments in securities, at fair value (cost $5,049,169,163)	$6,590,041,534
Cash	8,997,934
Deposits with brokers for futures collateral	1,391,500
Receivables:
Investment securities sold	60,295,087
Dividends	8,995,674
Capital shares sold	1,585,702
Variation margin for futures contracts	57,475
Prepaid expenses and other assets	10,718
Total assets	6,671,375,624
LIABILITIES:
Payables:
Investment securities purchased	49,726,061
12b-1 distribution plan	4,099,547
Capital shares reacquired	2,195,736
Directors’ fees	2,134,878
Management fee	1,728,592
Fund administration	219,721
Accrued expenses	1,025,360
Total liabilities	61,129,895
Commitments and contingent liabilities
NET ASSETS	$6,610,245,729
COMPOSITION OF NET ASSETS:
Paid-in capital	$4,933,721,969
Total distributable earnings (loss)	1,676,523,760
Net Assets	$6,610,245,729

14	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2021

Net assets by class:
Class A Shares	$5,766,066,243
Class C Shares	$82,118,272
Class F Shares	$327,680,767
Class F3 Shares	$123,493,741
Class I Shares	$155,122,727
Class P Shares	$13,155,702
Class R2 Shares	$1,010,871
Class R3 Shares	$38,948,237
Class R4 Shares	$12,382,245
Class R5 Shares	$2,636,771
Class R6 Shares	$87,630,153
Outstanding shares by class:
Class A Shares (3.84 billion shares of common stock authorized, $.001 par value)	312,887,101
Class C Shares (300 million shares of common stock authorized, $.001 par value)	4,436,472
Class F Shares (960 million shares of common stock authorized, $.001 par value)	17,770,719
Class F3 Shares (960 million shares of common stock authorized, $.001 par value)	6,635,756
Class I Shares (960 million shares of common stock authorized, $.001 par value)	8,377,309
Class P Shares (200 million shares of common stock authorized, $.001 par value)	715,266
Class R2 Shares (476 million shares of common stock authorized, $.001 par value)	54,747
Class R3 Shares (476 million shares of common stock authorized, $.001 par value)	2,113,678
Class R4 Shares (476 million shares of common stock authorized, $.001 par value)	672,995
Class R5 Shares (476 million shares of common stock authorized, $.001 par value)	142,288
Class R6 Shares (476 million shares of common stock authorized, $.001 par value)	4,711,803
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.43
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$19.55
Class C Shares-Net asset value	$18.51
Class F Shares-Net asset value	$18.44
Class F3 Shares-Net asset value	$18.61
Class I Shares-Net asset value	$18.52
Class P Shares-Net asset value	$18.39
Class R2 Shares-Net asset value	$18.46
Class R3 Shares-Net asset value	$18.43
Class R4 Shares-Net asset value	$18.40
Class R5 Shares-Net asset value	$18.53
Class R6 Shares-Net asset value	$18.60

See Notes to Financial Statements.	15

Statements of Operations

For the Year Ended October 31, 2021

Investment income:
Dividends (net of foreign withholding taxes of $1,045,078)	$132,587,956
Securities lending net income	8,715
Interest and other	1,361
Interest earned from Interfund Lending (See Note 11)	286
Total investment income	132,598,318
Expenses:
Management fee	19,404,058
12b-1 distribution plan-Class A	13,353,845
12b-1 distribution plan-Class C	783,755
12b-1 distribution plan-Class F	292,194
12b-1 distribution plan-Class P	52,772
12b-1 distribution plan-Class R2	5,345
12b-1 distribution plan-Class R3	188,383
12b-1 distribution plan-Class R4	26,125
Shareholder servicing	5,619,356
Fund administration	2,460,541
Directors’ fees	227,369
Registration	168,410
Reports to shareholders	164,640
Custody	75,178
Professional	63,953
Other	178,763
Gross expenses	43,064,687
Expense reductions (See Note 9)	(23,274)
Fees waived and expenses reimbursed (See Note 3)	(75,178)
Net expenses	42,966,235
Net investment income	89,632,083
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	646,561,109
Net realized gain (loss) on futures contracts	9,166,051
Net realized gain (loss) on foreign currency related transactions	(40,713)
Net change in unrealized appreciation/depreciation on investments	1,260,526,422
Net change in unrealized appreciation/depreciation on futures contracts	2,054,672
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	993
Net realized and unrealized gain (loss)	1,918,268,534
Net Increase in Net Assets Resulting From Operations	$2,007,900,617

16	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020
Operations:
Net investment income	$89,632,083	$126,578,753
Net realized gain (loss) on investments, futures contracts and foreign currency related transactions	655,686,447	(502,935,532)
Net change in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	1,262,582,087	(210,650,472)
Net increase (decrease) in net assets resulting from operations	2,007,900,617	(587,007,251)
Distributions to shareholders:
Class A	(79,402,570)	(232,854,145)
Class C	(556,341)	(3,943,724)
Class F	(4,761,636)	(13,970,010)
Class F3	(1,961,454)	(4,955,290)
Class I	(2,420,544)	(5,415,322)
Class P	(151,256)	(522,083)
Class R2	(10,167)	(42,266)
Class R3	(461,545)	(1,729,502)
Class R4	(153,205)	(350,673)
Class R5	(46,228)	(73,413)
Class R6	(1,473,981)	(3,350,562)
Total distributions to shareholders	(91,398,927)	(267,206,990)
Capital share transactions (Net of share conversions) (See Note 15):
Net proceeds from sales of shares	304,243,447	362,589,322
Reinvestment of distributions	82,392,010	240,807,649
Cost of shares reacquired	(787,468,824)	(1,010,284,456)
Net decrease in net assets resulting from capital share transactions	(400,833,367)	(406,887,485)
Net increase (decrease) in net assets	1,515,668,323	(1,261,101,726)
NET ASSETS:
Beginning of year	$5,094,577,406	$6,355,679,132
End of year	$6,610,245,729	$5,094,577,406

See Notes to Financial Statements.	17

Financial Highlights

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class A
10/31/2021	$13.29	$0.24	$5.15	$5.39	$(0.25)	$–	$(0.25)
10/31/2020	15.36	0.31	(1.72)	(1.41)	(0.32)	(0.34)	(0.66)
10/31/2019	15.41	0.29	1.21	1.50	(0.33)	(1.22)	(1.55)
10/31/2018	16.65	0.40	0.23	0.63	(0.33)	(1.54)	(1.87)
10/31/2017	15.03	0.36	2.45	2.81	(0.37)	(0.82)	(1.19)
Class C
10/31/2021	13.35	0.12	5.16	5.28	(0.12)	–	(0.12)
10/31/2020	15.40	0.21	(1.71)	(1.50)	(0.21)	(0.34)	(0.55)
10/31/2019	15.45	0.18	1.21	1.39	(0.22)	(1.22)	(1.44)
10/31/2018	16.65	0.26	0.26	0.52	(0.18)	(1.54)	(1.72)
10/31/2017	15.03	0.24	2.45	2.69	(0.25)	(0.82)	(1.07)
Class F
10/31/2021	13.30	0.27	5.14	5.41	(0.27)	–	(0.27)
10/31/2020	15.37	0.34	(1.73)	(1.39)	(0.34)	(0.34)	(0.68)
10/31/2019	15.42	0.31	1.21	1.52	(0.35)	(1.22)	(1.57)
10/31/2018	16.64	0.43	0.25	0.68	(0.36)	(1.54)	(1.90)
10/31/2017	15.03	0.38	2.45	2.83	(0.40)	(0.82)	(1.22)
Class F3
10/31/2021	13.42	0.30	5.19	5.49	(0.30)	–	(0.30)
10/31/2020	15.49	0.36	(1.73)	(1.37)	(0.36)	(0.34)	(0.70)
10/31/2019	15.52	0.34	1.22	1.56	(0.37)	(1.22)	(1.59)
10/31/2018	16.74	0.46	0.24	0.70	(0.38)	(1.54)	(1.92)
4/4/2017 to 10/31/2017(c)	15.94	0.11	0.89	1.00	(0.20)	–	(0.20)
Class I
10/31/2021	13.35	0.28	5.18	5.46	(0.29)	–	(0.29)
10/31/2020	15.43	0.35	(1.73)	(1.38)	(0.36)	(0.34)	(0.70)
10/31/2019	15.48	0.32	1.22	1.54	(0.37)	(1.22)	(1.59)
10/31/2018	16.71	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
10/31/2017	15.09	0.41	2.44	2.85	(0.41)	(0.82)	(1.23)
Class P
10/31/2021	13.27	0.21	5.13	5.34	(0.22)	–	(0.22)
10/31/2020	15.32	0.29	(1.71)	(1.42)	(0.29)	(0.34)	(0.63)
10/31/2019	15.38	0.26	1.20	1.46	(0.30)	(1.22)	(1.52)
10/31/2018	16.62	0.39	0.23	0.62	(0.32)	(1.54)	(1.86)
10/31/2017	15.01	0.36	2.44	2.80	(0.37)	(0.82)	(1.19)

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:								Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments, including expense reduction (%)		Total expenses after waivers and/or reimburse- ments, excluding expense reduction (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$18.43	40.76	0.71		0.71		0.71		1.44		$5,766,066	61
13.29	(9.42)	0.72		0.72		0.72		2.25		4,464,150	63
15.36	10.77	0.71		0.72		0.72		1.96		5,540,059	55
15.41	4.10	0.71		0.71		0.71		2.55		5,540,007	62
16.65	19.54	0.70		0.70		0.70		2.26		5,774,835	69

18.51	39.66	1.46		1.46		1.46		0.69		82,118	61
13.35	(10.03)	1.47		1.47		1.47		1.51		69,213	63
15.40	9.88	1.46		1.47		1.47		1.21		117,135	55
15.45	3.34	1.46		1.46		1.46		1.66		133,507	62
16.65	18.62	1.45		1.45		1.45		1.53		334,809	69

18.44	40.93	0.56		0.56		0.56		1.59		327,681	61
13.30	(9.27)	0.57		0.57		0.58		2.40		236,683	63
15.37	10.93	0.56		0.57		0.57		2.11		325,597	55
15.42	4.38	0.56		0.56		0.56		2.69		314,764	62
16.64	19.66	0.55		0.55		0.55		2.36		362,708	69

18.61	41.14	0.38		0.38		0.38		1.77		123,494	61
13.42	(9.07)	0.39		0.39		0.39		2.58		92,475	63
15.49	11.13	0.39		0.40		0.40		2.28		109,040	55
15.52	4.49	0.39		0.39		0.39		2.88		103,179	62
16.74	6.30 (d)	0.38	(e)	0.38	(e)	0.38	(e)	1.15	(e)	90,582	69

18.52	41.14	0.46		0.46		0.46		1.69		155,123	61
13.35	(9.21)	0.47		0.48		0.48		2.49		109,392	63
15.43	10.99	0.46		0.47		0.47		2.17		117,734	55
15.48	4.40	0.46		0.46		0.46		2.83		120,897	62
16.71	19.74	0.46		0.46		0.46		2.56		68,197	69

18.39	40.39	0.91		0.91		0.91		1.25		13,156	61
13.27	(9.52)	0.92		0.92		0.93		2.05		9,192	63
15.32	10.49	0.91		0.92		0.92		1.76		13,475	55
15.38	4.03	0.79		0.79		0.79		2.46		14,703	62
16.62	19.48	0.71		0.71		0.71		2.27		17,375	69

See Notes to Financial Statements.	19

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain	Total distri- butions
Class R2
10/31/2021	$13.32	$0.18	$5.15	$5.33	$(0.19)	$–	$(0.19)
10/31/2020	15.37	0.27	(1.72)	(1.45)	(0.26)	(0.34)	(0.60)
10/31/2019	15.43	0.23	1.21	1.44	(0.28)	(1.22)	(1.50)
10/31/2018	16.65	0.34	0.26	0.60	(0.28)	(1.54)	(1.82)
10/31/2017	15.04	0.29	2.46	2.75	(0.32)	(0.82)	(1.14)
Class R3
10/31/2021	13.29	0.20	5.15	5.35	(0.21)	–	(0.21)
10/31/2020	15.35	0.28	(1.72)	(1.44)	(0.28)	(0.34)	(0.62)
10/31/2019	15.40	0.25	1.21	1.46	(0.29)	(1.22)	(1.51)
10/31/2018	16.63	0.36	0.24	0.60	(0.29)	(1.54)	(1.83)
10/31/2017	15.02	0.32	2.44	2.76	(0.33)	(0.82)	(1.15)
Class R4
10/31/2021	13.27	0.24	5.14	5.38	(0.25)	–	(0.25)
10/31/2020	15.33	0.31	(1.71)	(1.40)	(0.32)	(0.34)	(0.66)
10/31/2019	15.39	0.29	1.20	1.49	(0.33)	(1.22)	(1.55)
10/31/2018	16.63	0.40	0.24	0.64	(0.34)	(1.54)	(1.88)
10/31/2017	15.03	0.33	2.48	2.81	(0.39)	(0.82)	(1.21)
Class R5
10/31/2021	13.36	0.28	5.18	5.46	(0.29)	–	(0.29)
10/31/2020	15.44	0.34	(1.72)	(1.38)	(0.36)	(0.34)	(0.70)
10/31/2019	15.49	0.32	1.22	1.54	(0.37)	(1.22)	(1.59)
10/31/2018	16.72	0.45	0.23	0.68	(0.37)	(1.54)	(1.91)
10/31/2017	15.09	0.40	2.46	2.86	(0.41)	(0.82)	(1.23)
Class R6
10/31/2021	13.41	0.30	5.19	5.49	(0.30)	–	(0.30)
10/31/2020	15.48	0.36	(1.73)	(1.37)	(0.36)	(0.34)	(0.70)
10/31/2019	15.51	0.33	1.23	1.56	(0.37)	(1.22)	(1.59)
10/31/2018	16.74	0.46	0.23	0.69	(0.38)	(1.54)	(1.92)
10/31/2017	15.10	0.38	2.50	2.88	(0.42)	(0.82)	(1.24)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on April 4, 2017.
(d)	Not annualized.
(e)	Annualized.

20	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return (%)(b)	Total expenses after waivers and/or reimburse- ments, including expense reduction (%)	Total expenses after waivers and/or reimburse- ments, excluding expense reduction (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$18.46	40.18	1.06	1.06	1.06	1.10	$1,011	61
13.32	(9.68)	1.07	1.07	1.07	1.90	709	63
15.37	10.29	1.06	1.07	1.07	1.60	1,205	55
15.43	3.85	1.06	1.06	1.06	2.16	1,340	62
16.65	19.10	1.05	1.05	1.05	1.81	1,751	69

18.43	40.40	0.96	0.96	0.96	1.19	38,948	61
13.29	(9.61)	0.97	0.97	0.98	2.00	32,033	63
15.35	10.49	0.96	0.97	0.97	1.71	44,424	55
15.40	3.91	0.96	0.96	0.96	2.29	41,776	62
16.63	19.20	0.93	0.93	0.93	2.04	46,658	69

18.40	40.74	0.71	0.71	0.71	1.44	12,382	61
13.27	(9.37)	0.72	0.73	0.73	2.24	7,558	63
15.33	10.71	0.71	0.72	0.72	1.96	7,687	55
15.39	4.12	0.71	0.71	0.71	2.56	8,434	62
16.63	19.54	0.69	0.69	0.69	2.01	5,220	69

18.53	41.10	0.46	0.46	0.46	1.69	2,637	61
13.36	(9.19)	0.48	0.48	0.48	2.51	2,642	63
15.44	10.99	0.46	0.47	0.47	2.16	231	55
15.49	4.39	0.46	0.46	0.46	2.83	47	62
16.72	19.82	0.44	0.44	0.44	2.48	18	69

18.60	41.17	0.38	0.38	0.38	1.77	87,630	61
13.41	(9.07)	0.39	0.39	0.39	2.56	70,531	63
15.48	11.14	0.39	0.40	0.40	2.20	79,093	55
15.51	4.42	0.39	0.39	0.39	2.89	26,184	62
16.74	19.91	0.39	0.39	0.39	2.32	23,836	69

See Notes to Financial Statements.	21

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are

Notes to Financial Statements (continued)

valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income and other on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended October 31, 2018 through October 31, 2021. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange

Notes to Financial Statements (continued)

gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Futures Contracts–The Fund may purchase and sell index futures contracts to manage cash, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. The Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(h)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(i)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk-for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of October 31, 2021 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over $900 million	.30%

For the fiscal year ended October 31, 2021, the effective management fee paid to Lord Abbett was at an annualized rate of 0.32% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. Lord Abbett voluntarily waived $75,178 of fund administration fees during the fiscal year ended October 31, 2021.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F(2)	Class P	Class R2	Class R3	Class R4
Service	.25%(1)	.25%	–	.25%	.25%	.25%	.25%
Distribution	–	.75%	.10%	.20%	.35%	.25%	–
*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Annual service fee on shares sold prior to June 1, 1990 was .15% of the average daily net assets attributable to Class A shares.
(2)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2021:

Distributor Commissions	Dealers’ Concesssions
$282,580	$1,509,352

Notes to Financial Statements (continued)

Distributor received CDSCs of $2,470 and $3,364 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2021.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2021 and 2020 was as follows:

	Year Ended 10/31/2021	Year Ended 10/31/2020
Distributions paid from:
Ordinary income	$91,398,927	$158,619,938
Net long-term capital gains	–	108,587,052
Total distributions paid	$91,398,927	$267,206,990

As of October 31, 2021, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income - net	$7,809,362
Undistributed long-term capital gains	$159,680,310
Total undistributed earnings	167,489,672
Capital loss carryforwards*	0
Temporary differences	(2,134,878)
Unrealized gains - net	1,511,168,966
Total accumulated gains - net	$1,676,523,760
*	The capital losses will carry forward indefinitely.

As of October 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$5,080,020,031
Gross unrealized gain	1,529,321,272
Gross unrealized loss	(18,153,299)
Net unrealized security gain	$1,511,167,973

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of other financial instruments and wash sales.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2021 were as follows:

Purchases	Sales
$3,661,772,100	$4,117,470,647

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2021.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended October 31, 2021, the Fund engaged in cross-trades purchases of $4,448,800.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended October 31, 2021 (as described in note 2(g)) to manage cash. The Fund bears the risk that the underlying index will move unexpectedly, in which case the Fund may realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of October 31, 2021, the Fund had futures contracts with unrealized appreciation of $1,146,470. Amounts of $9,166,051 and $2,054,672 are included in the Statement of Operations related to futures contracts under the captions Net realized gain (loss) on futures contracts and Net change in unrealized appreciation/depreciation on futures contracts, respectively. The average number of futures contracts throughout the period was 158.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$36,979,501	$–	$36,979,501
Total	$36,979,501	$–	$36,979,501

Notes to Financial Statements (continued)

	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a	)	Securities Collateral Received(a )	Net Amount(b	)
Fixed Income Clearing Corp.	$36,979,501	$–	$–		$(36,979,501)	$–
Total	$36,979,501	$–	$–		$(36,979,501)	$–
(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of October 31, 2021.

8.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

10.	LINE OF CREDIT

For the period ended August 4, 2021, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 5, 2021, the Participating Funds entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended October 31, 2021, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Notes to Financial Statements (continued)

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the fiscal year ended October 31, 2021, the Fund did not utilize the Syndicated Facility or Bilateral Facility

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”), certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Fund to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended October 31, 2021, the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average Amount Loaned	Average Interest Rate	Interest Income
$19,155,131	0.55%	$286

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of October 31, 2021, the Fund did not have any securities out on loan.

Notes to Financial Statements (continued)

14.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks and dividend paying companies. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. The performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. There is no guarantee that companies that currently pay dividends will continue to do so. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

The Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with investing directly in securities and other investments.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

Notes to Financial Statements (continued)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2021		Year Ended October 31, 2020
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	7,918,982	$131,972,494	12,481,313	$167,638,071
Converted from Class C*	509,076	8,496,861	1,441,163	19,589,106
Reinvestment of distributions	4,336,228	71,894,906	14,945,564	213,060,903
Shares reacquired	(35,716,260)	(588,388,061)	(53,784,007)	(735,619,330)
Decrease	(22,951,974)	$(376,023,800)	(24,915,967)	$(335,331,250)

Class C Shares
Shares sold	723,030	$12,229,574	1,139,459	$15,580,045
Reinvestment of distributions	31,744	527,609	241,443	3,516,865
Shares reacquired	(996,017)	(16,247,431)	(2,364,307)	(31,846,747)
Converted to Class A*	(507,180)	(8,496,861)	(1,436,137)	(19,589,106)
Decrease	(748,423)	$(11,987,109)	(2,419,542)	$(32,338,943)

Class F Shares
Shares sold	4,482,656	$74,713,314	5,463,115	$77,254,866
Reinvestment of distributions	234,960	3,908,145	781,911	11,145,518
Shares reacquired	(4,742,200)	(77,349,788)	(9,638,032)	(128,847,616)
Increase (decrease)	(24,584)	$1,271,671	(3,393,006)	$(40,447,232)

Class F3 Shares
Shares sold	1,492,392	$25,062,647	1,959,781	$26,702,708
Reinvestment of distributions	116,950	1,959,533	347,538	4,955,290
Shares reacquired	(1,866,597)	(30,817,250)	(2,454,464)	(33,651,059)
Decrease	(257,255)	$(3,795,070)	(147,145)	$(1,993,061)

Class I Shares
Shares sold	1,762,232	$28,399,922	2,289,963	$31,779,116
Reinvestment of distributions	120,467	2,044,566	193,755	2,765,222
Shares reacquired	(1,696,609)	(27,815,837)	(1,923,623)	(26,178,107)
Increase	186,090	$2,628,651	560,095	$8,366,231

Class P Shares
Shares sold	204,513	$3,599,895	29,751	$405,899
Reinvestment of distributions	9,051	150,378	35,843	513,713
Shares reacquired	(191,139)	(3,209,948)	(252,039)	(3,423,147)
Increase (decrease)	22,425	$540,325	(186,445)	$(2,503,535)

Class R2 Shares
Shares sold	5,365	$90,056	4,918	$67,892
Reinvestment of distributions	612	10,167	2,843	41,445
Shares reacquired	(4,446)	(71,188)	(32,939)	(466,519)
Increase (decrease)	1,531	$29,035	(25,178)	$(357,182)

Class R3 Shares
Shares sold	571,555	$9,351,958	373,380	$5,037,095
Reinvestment of distributions	27,876	461,540	120,539	1,727,625
Shares reacquired	(895,887)	(14,789,367)	(977,579)	(13,336,503)
Decrease	(296,456)	$(4,975,869)	(483,660)	$(6,571,783)

Notes to Financial Statements (concluded)

	Year Ended October 31, 2021		Year Ended October 31, 2020
Class R4 Shares	Shares	Amount	Shares	Amount
Shares sold	211,231	$3,509,171	211,535	$2,934,994
Reinvestment of distributions	5,730	95,887	12,956	181,565
Shares reacquired	(113,461)	(1,848,006)	(156,285)	(2,131,306)
Increase	103,500	$1,757,052	68,206	$985,253

Class R5 Shares
Shares sold	20,207	$345,075	257,996	$4,066,621
Reinvestment of distributions	2,745	45,480	5,472	69,828
Shares reacquired	(78,364)	(1,288,337)	(80,725)	(1,103,793)
Increase (decrease)	(55,412)	$(897,782)	182,743	$3,032,656

Class R6 Shares
Shares sold	911,592	$14,969,341	2,310,608	$31,122,015
Reinvestment of distributions	77,368	1,293,799	197,266	2,829,675
Shares reacquired	(1,537,860)	(25,643,611)	(2,356,990)	(33,680,329)
Increase (decrease)	(548,900)	$(9,380,471)	150,884	$271,361
*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. Prior to June 30, 2020, conversion occurred following the tenth anniversary of the day on which the purchase was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Affiliated Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
December 23, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004–2015).

Charles O. Prince Lord, Abbett & Co.LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation (2008–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine-School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005–2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005–2018).

Vito A. Fronda (1969)	Vice President and Assistant Treasurer	Elected as Vice President and Assistant Treasurer in 2021	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016.

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review the Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: the Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information
100% of the ordinary income distributions paid by the Fund during fiscal year ended October 31, 2021 is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Affiliated Fund, Inc.	LAA-2 (12/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$45,000	$57,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	45,000	57,000

Tax Fees {b}	5,166	5,092
All Other Fees	- 0 -	- 0 -

Total Fees	$50,166	$62,092

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$214,142

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended October 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

lord abbett affiliated fund, inc.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg President and Chief Executive Officer

December 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg President and Chief Executive Officer

December 23, 2021

By:	/s/ Michael J. Hebert
Michael J. Hebert Chief Financial Officer and Treasurer

December 23, 2021